Exhibit 10.3

FORM OF LOCK-UP AGREEMENT

[●]

Rain Enhancement Technologies Holdco, Inc.

4851 Tamiami Trail N, Suite 200

Naples, FL 34103

Ladies and Gentlemen:

The undersigned signatory of this lock-up agreement (this “Lock-Up Agreement”) understands that Rain Enhancement Technologies Holdco, Inc., a Massachusetts corporation (“Parent”), has entered into an Agreement and Plan of Merger, dated as of November 12, 2026 (as the same may be amended from time to time, the “Merger Agreement”) with Rain Merger Sub, Inc., a Wyoming corporation and a wholly owned subsidiary of Parent (“Merger Sub”), and Tensor Networks, Inc., a Wyoming corporation (the “Company”), pursuant to which Merger Sub will merge with and into the Company, with the Company surviving as a wholly owned subsidiary of Parent. Capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to such terms in the Merger Agreement.

As a condition and inducement to each of the parties to consummate the transactions contemplated by the Merger Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned hereby irrevocably agrees that, subject to the exceptions set forth herein, without the prior written consent of Parent (as constituted following the Closing), subject to the Pro-Rata Release provisions below, the undersigned will not, during the period commencing upon the Closing and ending on the earlier of (i) the [eighteen (18)] / [twelve (12)]1 month anniversary of the Closing, and (ii) the date on which Parent completes a liquidation, merger, capital stock exchange, reorganization or other similar transaction that results in all holders of Parent common stock having the right to exchange their shares of Parent common stock for cash, securities or other property, other than the Merger and other Contemplated Transactions (such subsequent transaction, a “Subsequent Transaction” and such period, the “Restricted Period”):

(1) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any shares of Parent Class A Common Stock or any securities convertible into or exercisable or exchangeable for shares of Parent Class A Common Stock (including without limitation, shares or such other securities of Parent which may be deemed to be beneficially owned by the undersigned in accordance with the rules and regulations of the SEC and securities of Parent which may be issued upon exercise or vesting, as applicable, of a stock option or warrant or settlement of a restricted stock unit or restricted stock award and Parent Class A Common Stock or such other securities to be issued to the undersigned in connection with the Merger, in respect of any Company SAFEs or upon conversion of Parent Class B Common Stock, or in connection with the Parent Debt Restructuring, in each case, that are currently or hereafter owned of record or beneficially (including holding as a custodian)) by the undersigned, except as set forth below (collectively, the “Undersigned’s Shares”);

(2) establish or increase a put equivalent position, or liquidate or decrease a call equivalent position, within the meaning of Section 16 of the Exchange Act and the rules and regulations thereunder, or enter into any swap, short sale, hedge or other agreement or arrangement that transfers, in whole or in part, any of the economic consequences of ownership of the Undersigned’s Shares regardless of whether any such transaction described in clause (1) above or this clause (2) is to be settled by delivery of shares of Parent Class A Common Stock or other securities, in cash or otherwise;

[1]	Note to Draft: Individuals listed on Schedule A will be subject to an eighteen (18) month lock-up; individuals listed on Schedule B will be subject to a twelve (12) month lock-up.

(3) make any demand for, or exercise any right with respect to, the registration of any shares of Parent Class A Common Stock or any security convertible into or exercisable or exchangeable for shares of Parent Class A Common Stock (other than such rights set forth in the Merger Agreement and that certain registration rights agreement contemplated by Section 7.11(c) thereof; or

(4) [except for the Support Agreement and the Voting Agreement contemplated by the Merger Agreement to which the undersigned is a party]2, grant any proxies or powers of attorney with respect to any Parent Class A Common Stock, deposit any Parent Class A Common Stock into a voting trust or enter into a voting agreement or similar arrangement or commitment with respect to any Parent Class A Common Stock; or

(5) publicly disclose the intention to do any of the foregoing.

The restrictions and obligations contemplated by this Lock-Up Agreement shall not apply to:

(a) transfers of the Undersigned’s Shares:

(1)  if the undersigned is a natural person,  (A) to any person related to the undersigned by blood or adoption who is an immediate family member, or by marriage or domestic partnership (a “Family Member”), or to a trust formed for the benefit of the undersigned or any Family Member, (B) to the undersigned’s estate, following the death of the undersigned, by will, intestacy or other operation of Law, (C) as a bona fide gift or a charitable contribution, as such term is described in Section 501(c)(3) of the Code, or otherwise to a trust or other entity for the direct or indirect benefit of an immediate family member of a beneficial owner (as defined in Rule 13d-3 of the Exchange Act) of the Undersigned’s Shares, (D) by operation of Law, including pursuant to a qualified domestic order or in connection with a divorce settlement or (E) to any partnership, corporation, limited liability company or other entity, in each case, all of the beneficial ownership interests of which are held by or otherwise under common control (via beneficial ownership, contract or otherwise) with the undersigned or one or more Family Members;

(2) if the undersigned is a corporation, partnership, limited liability company or other entity, (A) to another corporation, partnership, limited liability company or other entity that is a direct or indirect affiliate (as defined under Rule 12b-2 of the Exchange Act) of the undersigned, including investment funds or other entities that control or manage, are under common control or management with, or are controlled or managed by, the undersigned (including, for the avoidance of doubt, where the undersigned is a partnership, to its general partner or a successor partnership or fund), (B) as a distribution or dividend to equity holders, current or former partners, members, stockholders or managers (or to the estates of any of the foregoing), as applicable, of the undersigned (including upon the liquidation and dissolution of the undersigned pursuant to a plan of liquidation approved by the undersigned’s equity holders), (C) as a bona fide gift or a charitable contribution, as such term is described in Section 501(c)(3) of the Code, or otherwise to a trust or other entity for the direct or indirect benefit of an immediate family member of a beneficial owner (as defined in Rule 13d-3 of the Exchange Act) of the Undersigned’s Shares, or (D) transfers or dispositions not involving a change in beneficial ownership; or

(3) if the undersigned is a trust, to any grantors or beneficiaries of the trust;

provided that, in the case of any transfer or distribution pursuant to this clause (a), such transfer is not for value (other than transfers pursuant to 1(A), 1(E) or 2(A)) and each donee, heir, beneficiary or other transferee or distributee shall sign and deliver to Parent a lock-up agreement in the form of this Lock-Up Agreement with respect to the shares of Parent Class A Common Stock or such other securities that have been so transferred or distributed, which shall remain subject to such lock-up agreement for the remainder of the transferor’s Restricted Period, and if a filing pursuant to Section 16(a) of the Exchange Act is required, such filing shall describe the nature of the transfer or distribution;

[2]	Note to Draft: To be included if applicable to the undersigned, as not all people/entities expected to sign the lock-up agreement will be signatories to these agreements.

(b) the exercise of an option to purchase shares of Parent Class A Common Stock (including a net or cashless exercise of an option to purchase shares of Parent Class A Common Stock), and any related transfer of shares of Parent Class A Common Stock to Parent for the purpose of paying the exercise price of such options or for paying taxes (including estimated taxes) due as a result of the exercise of such options ; provided that, for the avoidance of doubt, the underlying shares of Parent Class A Common Stock shall continue to be subject to the restrictions on transfer set forth in this Lock-Up Agreement;

(c) transfers to Parent in connection with the net settlement of any other equity award that represents the right to receive in the future shares of Parent Class A Common Stock, settled in shares of Parent Class A Common Stock, to pay any tax withholding obligations; provided that, for the avoidance of doubt, the underlying shares of Parent Class A Common Stock shall continue to be subject to the restrictions on transfer set forth in this Lock-Up Agreement;

(d) the establishment of a trading plan pursuant to Rule 10b5-l under the Exchange Act for the transfer of shares of Parent Class A Common Stock; provided that such plan does not provide for any transfers of shares of Parent Class A Common Stock during the Restricted Period;

(e) the disposition (including a forfeiture or repurchase) to Parent of any shares of restricted stock granted pursuant to the terms of any employee benefit plan or restricted stock purchase agreement;

(f) transfers, distributions, sales or other transactions by the undersigned of shares of Parent Class A Common Stock purchased by the undersigned on the open market or in a public offering by Parent, in each case following the date of the Closing;

(g) transfers pursuant to a bona-fide third party tender offer, merger, consolidation or other similar transaction made to all holders of Parent’s common stock and constituting a Subsequent Transaction upon completion, provided that in the event that such tender offer, merger, consolidation or other such transaction is not completed, the Undersigned’s Shares shall remain subject to the restrictions contained in this Lock-Up Agreement;

(h) transfers pursuant to an order of a court or regulatory agency;

(i) sales of shares of Parent Class A Common Stock solely to satisfy taxes arising from the vesting or exercise of equity awards, subject to procedures agreed with Parent and applicable securities law; or

(j) transfers, distributions, sales or other transactions with the prior written consent of Parent (as constituted following the Closing).

and provided, further, that, with respect to each of (b), (c), (d) and (i) above, no filing by any party (including any donor, donee, transferor, transferee, distributor or distributee) under Section 16 of the Exchange Act or other public announcement shall be made voluntarily reporting a reduction in beneficial ownership of shares of Parent Class A Common Stock or any securities convertible into or exercisable or exchangeable for Parent Class A Common Stock in connection with such transfer or disposition during the Restricted Period (other than any exit filings) and if any filings under Section 16(a) of the Exchange Act, or other public filing, report or announcement reporting a reduction in beneficial ownership of shares of Parent Class A Common Stock in connection with such transfer or distribution, shall be legally required during the Restricted Period, such filing, report or announcement shall clearly indicate in the footnotes therein, in reasonable detail, a description of the circumstances of the transfer and that the shares retained by the undersigned remain subject to the Lock-Up Agreement.

Any attempted transfer in violation of this Lock-Up Agreement will be of no effect and null and void, regardless of whether the purported transferee has any actual or constructive knowledge of the transfer restrictions set forth in this Lock-Up Agreement, and will not be recorded on the share register of Parent. In furtherance of the foregoing, the undersigned agrees that Parent and any duly appointed transfer agent for the registration or transfer of the securities described herein are hereby authorized to decline to make any transfer of securities if such transfer would constitute a violation or breach of this Lock-Up Agreement. Parent may cause the legend set forth below, or a legend substantially equivalent thereto, to be placed upon any certificate(s) or other documents, ledgers or instruments evidencing the undersigned’s ownership of Parent Class A Common Stock:

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO AND MAY ONLY BE TRANSFERRED IN COMPLIANCE WITH A LOCK-UP AGREEMENT, A COPY OF WHICH IS ON FILE AT THE PRINCIPAL OFFICE OF THE COMPANY.

The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Lock-Up Agreement, and that upon request, the undersigned will execute any additional documents reasonably necessary to ensure the validity or enforcement of this Lock-Up Agreement. All authority herein conferred or agreed to be conferred and any obligations of the undersigned shall be binding upon the successors, assigns, heirs or personal representatives of the undersigned.

The undersigned understands that if the Merger Agreement is terminated for any reason, the undersigned shall be released from all obligations under this Lock-Up Agreement. The undersigned understands that Parent and the Company are proceeding with the transactions contemplated by the Merger Agreement in reliance upon this Lock-Up Agreement.

Any and all remedies herein expressly conferred upon Parent or the Company will be deemed cumulative with and not exclusive of any other remedy conferred hereby, or by Law or equity, and the exercise by Parent or the Company of any one remedy will not preclude the exercise of any other remedy. The undersigned agrees that irreparable damage for which monetary damages, even if available, would not be an adequate remedy, would occur to Parent and/or the Company in the event that any provision of this Lock-Up Agreement was not performed in accordance with its specific terms or were otherwise breached. It is accordingly agreed that Parent and/or the Company shall be entitled to an injunction or injunctions to prevent breaches of this Lock-Up Agreement and to enforce specifically the terms and provisions hereof in any court of the United States or any state having jurisdiction, this being in addition to any other remedy to which Parent or the Company is entitled at Law or in equity, and the undersigned waives any bond, surety or other security that might be required of Parent or the Company with respect thereto. Each of the parties further agrees that it will not oppose the granting of an injunction, specific performance or other equitable relief on the basis that any other party has an adequate remedy at law or that any award of specific performance is not an appropriate remedy for any reason at law or in equity.

In the event that any holder of Parent’s securities that are subject to a substantially similar agreement entered into by such holder, other than the undersigned, is granted by Parent any waiver or early release (whether in one or multiple releases or waivers) to sell or otherwise transfer or dispose of shares of Parent Class A Common Stock for value other than as permitted by this or a substantially similar agreement entered into by such holder, the same percentage of shares of Parent Class A Common Stock held by the undersigned on the date of such release or waiver as the percentage of the total number of outstanding shares of Parent Class A Common Stock held by such holder on the date of such release or waiver that are the subject of such release or waiver shall be immediately and fully released on the same terms from any remaining restrictions set forth herein (the “Pro-Rata Release”); provided, however, that this provision shall apply to similarly situated holders on both the Parent and Company sides of the Merger, and customary permitted transfers shall not trigger a Pro-Rata Release. In the event of any Pro-Rata Release, Parent (as constituted following the Closing) shall promptly (and in any event within two (2) Business Days of such release or waiver) inform each relevant holder of Parent Class A Common Stock or warrants of the terms of such Pro-Rata Release.

Upon the release of any of the Undersigned’s Shares from this Lock-Up Agreement, Parent will facilitate the timely preparation and delivery of certificates or the establishment of book-entry positions at Parent’s transfer agent representing the Undersigned’s Shares without the restrictive legend above or the withdrawal of any stop transfer instructions.

This Lock-Up Agreement and any claim, controversy or dispute arising under or related to this Lock-Up Agreement shall be governed by and construed in accordance with the Laws of the state of Delaware, without regard to the conflict of Laws principles thereof. In any action or proceeding between any of the parties arising out of or relating to this Lock-Up Agreement, each of the parties: (i) irrevocably and unconditionally consents and submits to the exclusive jurisdiction and venue of the Court of Chancery of the State of Delaware or, to the extent such court does not have subject matter jurisdiction, the Superior Court of the State of Delaware or the United States District Court for the District of Delaware, (ii) agrees that all claims in respect of such action or proceeding shall be heard and determined exclusively in accordance with foregoing clause (i) of this paragraph, (iii) waives any objection to laying venue in any such action or proceeding in such courts, (iv) waives any objection that such courts are an inconvenient forum or do not have jurisdiction over any party and (v) irrevocably and unconditionally waives the right to trial by jury. This Lock-Up Agreement constitutes the entire agreement between the parties to this Lock-Up Agreement and supersedes all other prior agreements, arrangements and understandings, both written and oral, among the parties with respect to the subject matter hereof.

This Lock-Up Agreement may be executed in several counterparts, each of which shall be deemed an original and all of which shall constitute one and the same instrument. The exchange of a fully executed Lock-Up Agreement (in counterparts or otherwise) by Parent, the Company and the undersigned by electronic transmission in .pdf format shall be sufficient to bind such parties to the terms and conditions of this Lock-Up Agreement.

[SIGNATURE PAGE FOLLOWS]

The undersigned understands that this Lock-Up Agreement is irrevocable and shall be binding upon the undersigned and the heirs, personal representatives, successors and assigns of the undersigned.

Very truly yours,

Print Name of Shareholder:

Signature (for individuals):

Signature (for entities):

By:
Name:
Title:

[Signature Page to Lock-Up Agreement]

Accepted and Agreed

By Rain Enhancement Technologies Holdco, Inc.:

By:
Name: Randall Seidl
Title: Chief Executive Officer

Accepted and Agreed

by Tensor Networks, Inc.:

By:
Name: Eric Frazier
Title: CEO and President

[Signature Page to Lock-Up Agreement]

Schedule A

RAIN Insiders and Tensor Insiders

[*****]

Schedule B

Tensor Employees

“Tensor Employees” means all employees of the Company holding Parent Class A Common Stock as of immediately following the Closing.